SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2004

LEHMAN ABS CORPORATION (as depositor under the Trust Agreement, to be dated as of September 29, 2004, relating to the IndyMac Home Equity Loan Asset-Backed Notes, Series 2004-2)

                         LEHMAN ABS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-108503	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue

                           New York, New York 10019

 (Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Item 8.01. OTHER EVENTS

Filing of Form T-1

On September 24, 2004, LEHMAN ABS CORPORATION (the “Company”) is filing a Form T-1 to designate Deutsche Bank National Trust Company to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 and 307 of the Trust Indenture Act of 1939.  Form T-1 is annexed hereto as Exhibit 25.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Information and Exhibits

(a)

Financial Statements of business acquired.

Not applicable.

(b)

Pro Forma financial information.

Not applicable.

(c)

Exhibit No.

Description

25

Form T-1 Statement of Eligibility under the Trust indenture Act of 1939, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN ABS CORPORATION

By:  /s/  Samir Tabet

Name:

Samir Tabet

Title:

Managing Director

Dated: September 24, 2004

Exhibit Index

Exhibit            Description

Page

25

Form T-1 Statement of Eligibility under the

Trust Indenture Act of 1939, as amended.

EXHIBIT 25